Exhibit 99.1

MRC Global Comments on Litigation Filed by Cornell Capital

Houston, TX – April 25, 2023 – MRC Global Inc. (NYSE: MRC) today commented on a lawsuit filed by Mario Investments LLC, an affiliate of Cornell Capital LLC, the sole holder of MRC Global’s 6.50% Series A Convertible Perpetual Preferred Stock. The lawsuit, brought against the company in the Delaware Court of Chancery, attempts to prevent MRC Global from moving forward with its previously announced refinancing of its senior secured Term Loan B. The company disputes Cornell Capital’s claim in the lawsuit that Cornell Capital has a right to consent to the refinancing.

The company made the following statement:

“In light of the lawsuit filed by Cornell, we are currently evaluating options that will allow us to proceed in a manner that is in the best interest of all stockholders. While the company reviews these options, we are continuing to proceed with the previously announced effort to refinance in full our $295 million in outstanding principal amount under our existing senior secured Term Loan B. MRC Global will make updates to the market as more information is available in due course.

Although we are seeking a refinancing of the Term Loan B now, it does not mature until September 2024. As of December 31, 2022, the company had availability under the company’s asset-based lending facility of $606 million yielding total liquidity, including cash on hand, of $638 million. The company expects to generate $120 million in cash from operations during 2023. Even though the company believes it has sufficient liquidity from these sources to ultimately discharge the balance of the Term Loan B, the company is pursuing the refinancing to take advantage of current market conditions, which the company believes are relatively favorable for a refinancing.”

Contact:

Monica Broughton

VP, Investor Relations & Treasury

MRC Global Inc.

Monica.Broughton@mrcglobal.com

832-308-2847

About MRC Global Inc.

Headquartered in Houston, Texas, MRC Global (NYSE: MRC) is the leading global distributor of pipe, valves, fittings (PVF) and other infrastructure products and services to diversified end-markets including the gas utilities, downstream, industrial and energy transition, upstream production, and midstream pipeline sectors. With over 100 years of experience, MRC Global has provided customers with innovative supply chain solutions, technical product expertise and a robust digital platform from a worldwide network of 212 locations including valve and engineering centers. The company’s unmatched quality assurance program offers over 250,000 SKUs from over 10,000 suppliers, simplifying the supply chain for approximately 10,000 customers. Find out more at www.mrcglobal.com

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believes,” “will,” “would,” and similar expressions are intended to identify forward-looking statements.

Statements about the company’s expectations regarding its refinancing of its senior secured Term Loan B, Cornell Capital’s lawsuit, the company’s expectation of having sufficient sources of funds discharge its Term Loan and the company’s expectations regarding its 2023 cash flow from operations are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business and legal risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond MRC Global’s control, including the factors described in the company’s SEC filings that may cause the company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.

These risks and uncertainties include (among others) the risk and uncertainty of litigation and risk of adverse outcomes in connection therewith; decreases in capital and other expenditure levels in the industries that the company serves; U.S. and international general economic conditions; geopolitical events; decreases in oil and natural gas prices; unexpected supply shortages; loss of third-party transportation providers; cost increases by the company’s suppliers and transportation providers; increases in steel prices, which the company may be unable to pass along to its customers which could significantly lower the company’s profit; the company’s lack of long-term contracts with most of its suppliers; suppliers’ price reductions of products that the company sells, which could cause the value of its inventory to decline; decreases in steel prices, which could significantly lower the company’s profit; a decline in demand for certain of the products the company distributes if tariffs and duties on these products are imposed or lifted; holding more inventory than can be sold in a commercial time frame; significant substitution of renewables and low-carbon fuels for oil and gas, impacting demand for the company’s products; risks related to adverse weather events or natural disasters; environmental, health and safety laws and regulations and the interpretation or implementation thereof; changes in the company’s customer and product mix; the risk that manufacturers of the products that the company distributes will sell a substantial amount of goods directly to end users in the industry sectors that the company serves; failure to operate the company’s business in an efficient or optimized manner; the company’s ability to compete successfully with other companies; the company’s lack of long-term contracts with many of its customers and the company’s lack of contracts with customers that require minimum purchase volumes; inability to attract and retain employees or the potential loss of key personnel; adverse health events, such as a pandemic; interruption in the proper functioning of the company’s information systems; the occurrence of cybersecurity incidents; risks related to the company’s customers’ creditworthiness; the success of acquisition strategies; the potential adverse effects associated with integrating acquisitions and whether these acquisitions will yield their intended benefits; impairment of the company’s goodwill or other intangible assets; adverse changes in political or economic conditions in the countries in which the company operates; the company’s significant indebtedness; the dependence on the company’s subsidiaries for cash to meet parent company obligations; changes in the company’s credit profile; potential inability to obtain necessary capital; the sufficiency of the company’s insurance policies to cover losses, including liabilities arising from litigation; product liability claims against the company; pending or future asbestos-related claims against the company; exposure to U.S. and international laws and regulations, regulating corruption, limiting imports or exports or imposing economic sanctions; risks relating to ongoing evaluations of internal controls required by Section 404 of the Sarbanes-Oxley Act; and risks related to changing laws and regulations including trade policies and tariffs.

For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. MRC Global’s filings and other important information are also available on the “Investors” page of the company’s website at www.mrcglobal.com.

Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.